EXHIBIT 99.1
                                  ------------

                       SETTLEMENT AGREEMENT, COMPROMISE OF
                       -----------------------------------
                            CLAIMS AND MUTUAL RELEASE
                            -------------------------

1.     Parties.
       --------
     The parties to this Settlement Agreement, Compromise of Claims, and Mutual Release (herein, the "Settlement Agreement") are:

     A. Gregory Wilson (" Greg Wilson"), Sally Stewart Wilson ("Sally Wilson"), Linda Bussey ("Bussey"), the Linda Bussey Irrevocable Trust ("Bussey Trust"), Len Bussey, and Barbara Wilson (collectively, the "Wilson Parties"), And

     B. American Bingo and Gaming Corp., and its wholly and partly owned subsidiaries, including, without limitation Columbia One Corp. and MHJ Corp. ("ABG").

2.     Intent  of  Agreement.
       ----------------------
     This Settlement Agreement is entered into to fully and finally settle, compromise and release all claims, causes of action, disagreements, and/or disputes which exist between the Wilson Parties on the one hand, and ABG on the other. It is the intent of the Settlement Agreement to resolve all such claims, causes of action, disagreements and/or disputes, whether they have been asserted or not, and whether they are known or unknown at the time of the Settlement Agreement, so that no more claims, disputes or litigation will arise between the Wilson Parties and ABG.

3.     Terms  of  Settlement.
       ----------------------

     3.1     The  Wilson  Parties  will:

     A. Pay ABG the net proceeds of the sale of 200,000 shares of common stock of ABG, of which 115,000 shares shall be provided by Greg Wilson out of the shares owned and held by him, and 85,000 shares shall be provided by Bussey out of the shares owned and held by her. Such 200,000 shares of ABG common stock shall be placed with Landrum Johnson (or his successor), of Merrill Lynch in Columbia, South Carolina, for sale on behalf of the Wilson Parties. The Wilson Parties shall direct Merrill Lynch to sell the shares over a period of 90 days (between March 1, 1999 and May 31, 1999) from the date of this Settlement Agreement with sales of no more than 4,000 shares per day; provided, however, Merrill Lynch may sell more than 4,000 shares on any single day if Landrum Johnson (or his successor) of Merrill Lynch, in his sole discretion, believes such additional sales will not be disruptive to the market for ABG common stock. Furthermore, the Wilson Parties shall instruct Merrill Lynch to sell such shares at the best price available, provided, however, the shares shall in no event be sold for less than $1.50 per share gross. If, and to the extent, less than the entire block of 200,000 shares is sold during this 90 day period, the shares remaining from said block, and not sold, shall be delivered by the Wilson Parties to ABG within ten (10) business days. The Wilson Parties shall direct Merrill Lynch to deliver the net proceeds from all sales of such stock to counsel for the Wilson Parties (Peter Murphy of Glenn Murphy Gray & Stepp, L.L.P.), who shall immediately forward such funds directly to ABG on behalf of the Wilson Parties. ABG shall in no event be responsible for the sales, instructions for sale or approval of sales. ABG shall not be responsible for any taxes or other liabilities related to such stock, and the Wilson Parties indemnify ABG against any such liabilities, provided, however, that ABG shall become responsible for liabilities relating to any stock transferred to ABG pursuant to paragraph 3.1 A. above, and arising after the time of transfer thereof. Merrill Lynch shall send copies of all transaction reports related to the sale of such stock to ABG for informational purposes only. The Wilson Parties do not admit that they have any liability to ABG, other than as set forth herein, and do not admit any of the allegations made by ABG against Greg Wilson or any other Wilson Party. This payment is made to settle and compromise disputed claims.

      B. Pay the additional sum of $1300.00 to ABG, specifically as consideration for the shares of the so-called Founders' Stock originally issued by ABG to Greg and Sally Wilson, Bussey, and the Bussey Trust in or about 1994. The sum of $1300.00 represents the original issuance price thereof ($860.34), plus interest at 10% per annum. The Wilson Parties do not admit that they failed to pay for said Founders' Stock, but wish to compromise and forever put to rest this issue. Payment of the $1300.00 will be made, to ABG or its designee, within five (5) days of the effective date of this Settlement Agreement.

     C. Execute a proxy for the Bussey Trust in the form attached hereto as Exhibit "A", transferring to ABG's designee(s) the right to vote all of the shares held by the Bussey Trust, for a period of five (5) years, or until the sale of all shares held by the Bussey Trust, commencing on the effective date of this Settlement Agreement. The existing proxies dated July 29, 1998 from Greg Wilson and Sally Wilson shall remain in full force and effect. Between June 15, 1999, and June 24, 1999, Greg Wilson and Sally Wilson will execute and deliver proxies in the forms attached hereto as Exhibits "B" and "C" respectively, transferring to ABG's designee(s) the right to vote all of the shares held by Greg and Sally Wilson for a period of five (5) years, or until the sale of all shares held by them. It is expressly understood and agreed that these proxies shall not restrict or prevent the sale of ABG stock by any of the Wilson Parties, and further that these proxies shall be extinguished, upon sale, as to all shares sold by any of the Wilson Parties, so that all shares sold by any of the Wilson Parties are sold with full voting and other shareholder rights being passed to the buyer thereof.

     D. Continue to abide by the terms of those certain agreements executed on or about July 24 , 1998, styled as the Severance Agreement and the Mutual Release and Settlement Agreement (collectively, the "July 1998 Agreements"), copies of which are attached hereto as Exhibits "D" and "E" respectively. It is agreed that the July 1998 Agreements survive the execution of this Settlement Agreement, and continue in force and effect, provided that, if any provision of the July 1998 Agreements, or either of them, is deemed to be in conflict with any provision of this Settlement Agreement, the terms hereof shall control.

     E. Dismiss with prejudice that certain action, pending in the Chancery Court of the State of Delaware, entitled Gregory Wilson, et al. v. American Bingo and Gaming Corp., Case No. 16674, by filing a motion therefor within 10 days of the effective date of this Settlement Agreement.

     F. Agree to sell within five (5) years from the effective date of this Settlement Agreement all shares of ABG stock held by them now or hereafter acquired within 5 years from the effective date of this Agreement with the following restrictions:

     1. No more than 30,000 shares shall be sold in any calendar month collectively by Greg and Sally Wilson and the Bussey Trust in public market transactions;

     2. No more than 3,000 shares shall be sold in any single trading day collectively by Greg and Sally Wilson and the Bussey Trust in public market transactions;

     3. No more than 30,000 shares shall be sold in any calendar month by Linda Bussey in public market transactions;

     4. No more than 3,000 shares shall be sold in any single trading day by Linda Bussey in public market transactions;

     5. The Wilson Parties may sell shares held by them in private or non-market stock sales (including brokered block sales), provided that any purchaser of such stock is not a beneficial owner of more than 5% of ABG common stock based upon beneficial ownership concepts set forth in the rules of the SEC under Section 13(d) of the Securities Exchange Act of 1934 prior to the time of the sale, or does not become a beneficial owner of more than 5% as a result of the sale;

     6. Any and all public market transactions, including brokered block sales, shall be conducted through national or major regional securities firms that are licensed and in good standing with the NYSE or NASD.

Provided, however, that the public market sales contemplated under sub-paragraphs 1, 2, 3, and 4 of this paragraph 3.1 F. may not commence until June 1999, following the 90 day period for the sale of the 200,000 shares, as set out in paragraph 3.1 A. above.

     G. Withdraw the request of Greg Wilson to receive advancement of expenses for the legal fees and expenses incurred in the litigation with ABG and agree never to seek or request indemnification or reimbursement for legal fees and expenses related to the litigation which is being dismissed in connection with this Settlement Agreement.

     3.2 ABG will:

     A. Dismiss with prejudice all claims against Greg Wilson contained in that certain action entitled American Bingo and Gaming Corp., et al. v. Greg Wilson, et al., filed in the Circuit Court of South Carolina for Richland County as Case No. 98-CP-40-3346, which case was removed to the United States District Court for the District of South Carolina as Case No.3:98-2942-10, and is to be remanded to the Circuit Court for Richland County. Motion for dismissal of said claims with prejudice shall be filed in the Circuit Court within 10 days of the effective date of this Settlement Agreement.

     B. Accept the $1300.00 referred to above, and the other consideration contained herein, as payment in full of all necessary consideration for the shares of Founders' Stock originally issued to the Wilson Parties, or any of them; withdraw its claim that any of the common stock of ABG now held or formerly held by any of the Wilson Parties was or is improperly or defectively issued, or that it is void or voidable; and acknowledge that the stock owned by the Wilson Parties is valid and fully paid for, is properly and effectively issued, and is properly issued and outstanding in the hands of the Wilson Parties, or any of them.

     C. Obtain all necessary corporate approvals for this Settlement Agreement, including specifically the approval of the Board of Directors of ABG.

     D. Continue to abide by the terms of the July 1998 Agreements, copies of which are attached hereto as Exhibits "D" and "E" respectively. It is agreed that the July 1998 Agreements survive the execution of this Settlement Agreement, and continue in force and effect, provided that, if any provision of the July 1998 Agreements, or either of them, is deemed to be in conflict with any provision of this Settlement Agreement, the terms hereof shall control.


     3.3  Release  by ABG.  ABG,  on  behalf  of  itself,  and on  behalf of its
          ---------------
shareholders, officers, directors, employees, affiliates, agents and representatives (1) , and others claiming by, through, or under them, hereby  voluntarily  and  knowingly  fully  and  forever,
releases, discharges and acquits the Wilson Parties, and each of them individually, their heirs and assigns, and their affiliates, agents and representatives, from any and all claims, actions, lawsuits, promises, agreements, judgments, liabilities, demands, causes of action, and/or damages, of whatever kind or character, whether known or unknown, suspected or unsuspected, pending or threatened, which are related to any matter, fact or event that has occurred at any time prior to the date of this Agreement. Except for the obligations contained in this Settlement Agreement, or in the July 1998 Agreements, this release includes any and all claims, demands, or causes of action based upon intentional, reckless, or negligent torts, defamation, slander, libel, violations of contract, shareholder derivative suits, breach of fiduciary duty, fraud, duress, usurpation of corporate opportunity, misappropriation and/or misapplication of funds, violations of statutory common law rights for all personal or other injuries, including, without limitation, actual or punitive damages, costs, penalties, fees or fines, past or future salary, wages, bonuses, commissions, benefits, or compensation of any sort, past or future, vested or unvested, accrued or unaccrued, attorney's fees, costs, pain and suffering, damage to reputation, mental anguish, emotional distress and other personal or other injury.

(1) It is the intent of this provision that ABG releases claims of ABG's shareholders, officers, directors, employees, affiliates, agents and representatives only to the extent that ABG, by its actions, is able to do so, and only to the extent that such claims are held by these persons in their respective capacities as shareholders, officers, directors, employees, affiliates,  agents  and/or  representatives  of ABG.


     3.4  Release  by the  Wilson  Parties.  The  Wilson  Parties,  on behalf of
          --------------------------------
themselves, their shareholders, officers, directors, employees, affiliates, agents and representatives, and others claiming by, through, or under them, hereby voluntarily and knowingly fully and forever, release, discharge, acquit, and relinquish ABG, and its officers, directors, employees, assigns, affiliates, agents and representatives, (2) from any and all claims, actions, lawsuits, promises, agreements, judgments, liabilities, demands, causes of action, and/or damages, of whatever kind or character, whether known or unknown, suspected or unsuspected, pending or threatened, which are related to any matter, fact or event that has occurred at any time prior to the date of this Agreement. Except for the obligations contained in this Settlement Agreement or the July 1998 Agreements, this release includes any and all claims, demands, or causes of action based upon intentional, reckless, or negligent torts, defamation, slander, libel, violations of contract, shareholder suits, breach of fiduciary duty, fraud, duress, usurpation of corporate opportunity, misappropriation and/or misapplication of funds, violations of statutory common law rights for all personal or other injuries, including, without limitation, actual or punitive damages, costs, penalties, fees or fines, past or future salary, wages, bonuses, commissions, benefits, compensation of any sort, past or future, vested or unvested, accrued or unaccrued, attorney's fees, costs, pain and suffering, damage to reputation, mental anguish, emotional distress and other personal or other injury. Provided, however, that any indemnity or related rights which Greg Wilson may have under ABG's bylaws, or Delaware law, relating to his service as an officer or director of ABG, are neither waived nor enlarged by this Settlement Agreement, except as provided in paragraph 3.1 G. above.

(2)The intent of the release by the Wilson Parties of ABG's officers, directors, employees, assigns, affiliates, agents and representatives, is to give releases to these persons as and to the extent they were acting in such capacities, and thus to give releases that are the mirror-images of the releases given by ABG on behalf of these persons in paragraph 3.3 above, as limited by footnote 1 above. The parties intend the releases of, and on behalf of, these persons to be co-extensive, so that neither is construed to be broader or narrower than the other.

     3.5 No Assignment of Claims and Indemnification. The Wilson Parties and ABG
         -------------------------------------------
represent and warrant that no persons other than they have any right, title, or interest in and to the claims they have released herein and they hereby indemnify and hold each other, their officers, directors, employees, agents and representatives harmless and agree to defend the foregoing against any and all costs, expenses, or liabilities that may occur as a result of the assertion of the claims against such parties or parties released by other persons claiming by, through or under or because of the relationship with the parties

     3.6 Remedies.  Any provisions  hereof for the protection of the parties are
         --------
intended to be for their benefit and enforceable directly by the parties, their successors and assigns. The parties agree that any remedy at law for any actual or threatened violation of the terms hereof would be inadequate, and that the parties shall be entitled to specific performance hereof or injunctive relief or both, by temporary remedy, writ or order as may be entered by a court of competent jurisdiction, in addition to any damages that the parties may be legally entitled to recover, together with reasonable expenses of litigation, including reasonable attorney's fees incurred in connection therewith, as may be approved by such court, and the parties further agree to waive any requirement for the securing or posting of any bond in connection with obtaining of any such injunctive or equitable relief.

     3.7 Entire  Agreement/Binding  Effect. Except for the July 1998 Agreements,
         ---------------------------------
this Settlement Agreement supersedes any and all other agreements, either oral or written between the Wilson Parties on the one hand, and ABG on the other hand. Except for the July 1998 Agreements, any other prior agreements between the Wilson Parties on the one hand, and ABG on the other hand, are hereby terminated by mutual agreement and shall have no further force or effect. This Settlement Agreement is binding upon the heirs, personal representatives, agents, successors, assigns, or representatives of, respectively, the Wilson Parties and ABG.

     3.8  Informed/No  Inducement.  The parties  hereby  further  represent  and
          -----------------------
warrant that they have read and fully understand all provisions and effects of this Agreement and that they have had a sufficient opportunity to discuss thoroughly this Agreement with anyone they might desire, including attorneys of their own choice, prior to signing and are being represented with regard to the matters contained herein by attorneys of their choice. Further, in signing this Agreement, the parties have not relied on or been induced to execute this Agreement by any statements, representations, agreements or promises, oral or written, made by the other party, or their attorneys or agents, other than those expressly set forth in this Agreement.

     3.9  Authority  to  Bind.  The  signatories  hereto  affirm  that  they are
          --------------------
authorized and entitled to sign this binding Agreement in their respective capacities and by so signing, to bind the parties for whom they are signing. ABG, by signing, affirms that all necessary corporate approvals, including Board authorization, have been obtained.

     3.10 Governing Law. This  Settlement  Agreement  shall be governed by - the
          -------------
law of the State of Delaware, and the exclusive venue for any action for enforcement, interpretation or breach of this Settlement Agreement, or of the July 1998 Agreements, shall be the Court of Chancery of the State of Delaware, or other court of competent jurisdiction in the State of Delaware.

     3.11 Effective Date. The effective date of this Settlement  Agreement shall
          --------------
be the date on which all of the Parties have executed this Settlement Agreement. It is the intent of the agreement to present it for execution within three (3) days. Counsel for the respective parties shall notify all other counsel when their parties have executed the Settlement Agreement.

     3.12  Multiple  Originals.  This  Settlement  Agreement  may be executed in
           -------------------
multiple originals. It is the intent of the parties to obtain two sets of original signature pages, so that each side may keep an original.

     3.13 Legal Fees. The Wilson Parties and ABG acknowledge and agree that each
          -----------
party shall be responsible for its own legal fees and expenses incurred in connection with this Settlement Agreement and the lawsuits and/or claims which are being dismissed pursuant to this Settlement Agreement.


APPROVED  AS  TO  FORM:


     /s/  Peter  L.  Murphy                         /s/  James  M.  Griffin
     ----------------------                         -----------------------
          PETER  L.  MURPHY,                             JAMES  M.  GRIFFIN,

for  the  Wilson  Parties                                For  ABG

                       SETTLEMENT AGREEMENT, COMPROMISE OF
                            CLAIMS AND MUTUAL RELEASE


THE  ABOVE  IS  AGREED  TO:


February   25   ,1999.
          ----

                                                    /s/  Gregory  Wilson
                                                    --------------------
                                                         GREGORY  WILSON

STATE  OF  TEXAS

COUNTY  OF  TRAVIS


     This instrument was acknowledged before me by Gregory Wilson on the 25th day of February, 1999.


     /s/  L.  M.  Ondrechen
     ----------------------
Notary Public, State of Texas
My Commission Expires: 8-29-2002
                       ---------

                       SETTLEMENT AGREEMENT, COMPROMISE OF
                            CLAIMS AND MUTUAL RELEASE


THE  ABOVE  IS  AGREED  TO:



February   25   ,1999.
          ----

                                               /s/  Sally  Stewart  Wilson
                                               ---------------------------
                                                    SALLY  STEWART  WILSON

STATE  OF  TEXAS

COUNTY  OF  TRAVIS


     This instrument was acknowledged before me by Sally Stewart Wilson on the 25th day of February, 1999.


     /s/  L.  M.  Ondrechen
     ----------------------
Notary  Public,  State  of  Texas
My  Commission  Expires:  8-29-2002
                        -----------

                       SETTLEMENT AGREEMENT, COMPROMISE OF
                            CLAIMS AND MUTUAL RELEASE


THE  ABOVE  IS  AGREED  TO:


February  24   ,1999
         ---

                                               /s/  Linda  Bussey
                                               ------------------
                                                    LINDA  BUSSEY

     /s/  Natalie  R.  Vaughan
     -------------------------
Notary  Public  for  Texas
                     -----
My  Commission  Expires:     10-13-02
                             --------

                       SETTLEMENT AGREEMENT, COMPROMISE OF
                            CLAIMS AND MUTUAL RELEASE


THE  ABOVE  IS  AGREED  TO:


February  24     ,1999
         ---

                                           /s/  Linda  Bussey,  Trustee
                                                ----------------------------
                                                LINDA  BUSSEY  IRREVOCABLE
                                                TRUST, BY LINDA BUSSEY, TRUSTEE

     /s/  Natalie  R.  Vaughan
     -------------------------
Notary  Public  for  Texas
                     -----
My  Commission  Expires:     10-13-02
                             --------

                       SETTLEMENT AGREEMENT, COMPROMISE OF
                            CLAIMS AND MUTUAL RELEASE


THE  ABOVE  IS  AGREED  TO:


February  24     ,1999
         ---

                                           /s/  Len  Bussey
                                           ----------------
                                                LEN  BUSSEY

     /s/  Natalie  R.  Vaughan
     -------------------------
Notary  Public  for  Texas
                     -----
My  Commission  Expires:     10-13-02
                             --------

                       SETTLEMENT AGREEMENT, COMPROMISE OF
                            CLAIMS AND MUTUAL RELEASE


THE  ABOVE  IS  AGREED  TO:





February   25   ,1999.
          ----

                                           /s/  Barbara  Wilson
                                           --------------------
                                                BARBARA  WILSON

STATE  OF  TEXAS

COUNTY  OF  TRAVIS


     This instrument was acknowledged before me by Barbara Wilson on the 25th day of February, 1999.


     /s/  L.  M.  Ondrechen
     ----------------------
Notary  Public,  State  of  Texas
My  Commission  Expires:  8-29-2002
                        -----------

                       SETTLEMENT AGREEMENT, COMPROMISE OF
                            CLAIMS AND MUTUAL RELEASE


THE  ABOVE  IS  AGREED  TO:


February  26   , 1999
         ----


                                           AMERICAN BINGO AND GAMING CORP.

                                           By:  /s/  Andre M.  Hilliou
                                                ----------------------
                                                     ANDRE M.  HILLIOU
     /s/  Daniel  J.  Fritze                         Its Chairman, President and
     -----------------------                         Chief  Executive  Officer
Notary  Public  for  South  Carolina
                     ---------------
My  Commission  Expires:  October  10,  2001
                        --------------------

                       SETTLEMENT AGREEMENT, COMPROMISE OF
                            CLAIMS AND MUTUAL RELEASE


THE  ABOVE  IS  AGREED  TO:


February  26  , 1999
         ----


SUBSIDIARIES  OF  AMERICAN  BINGO  AND  GAMING  CORP.,  as  listed  below


                                      By:  /s/  George  M.  Harrison,  Jr.
                                           -------------------------------
                                                GEORGE  M.  HARRISON,  JR.,
                                                An authorized officer of each of
                                                the listed  subsidiaries

     /s/  Daniel  J.  Fritze
     -----------------------
Notary  Public  for  South  Carolina
                     ---------------
My  Commission  Expires:  October  10,  2001
                        --------------------



ALABAMA  CORPORATIONS                          TEXAS  CORPORATIONS
---------------------                          -------------------

1.     Bing-O-Rama, Inc.                1.     1919  Riverside  Corp.
2.     Charity Bingo, Inc.              2.     Ambler  Bingo,  Inc.
3.     Charity Bingo-Birmingham, Inc.   3.     Americana  I,  Inc.
                                        4.     Americana  II,  Inc.
                                        5.     Americana  III,  Inc.
FLORIDA  CORPORATIONS                   6.     Americana  IV,  Inc.
---------------------                   7.     Charity  Bingo  of Texas, Inc.
1.     Delray Hall For Hire, Inc.       8.     Lavaca  Enterprises,Incorporated
                                        9.     Lucky  Bingo,  Inc.
                                        10.    Meeks  Management  Company
GEORGIA  CORPORATIONS                   11.    Parkway  Bingo,  Inc.
---------------------                   12.    S.A.  Charities,  Inc.
                                        13.    Strike  It Rich Bingo, Inc.
1.     Lucky  4,  Inc.                  14.    Texas  Charities,  Inc.
                                        15.    The Samaritan Associates, Inc.
                                        16.    West Texas  Bingo,  Inc.
(LIST  CONTINUED  ON  NEXT  PAGE.)

                                     ------
                       SETTLEMENT AGREEMENT, COMPROMISE OF
                            CLAIMS AND MUTUAL RELEASE

MISSISSIPPI  CORPORATIONS
-------------------------

1.     Delta  Bingo,  Inc.
2.     Forest  Bingo,  Inc.
3.     Grenada  Bingo,  Inc.
4.     Louisville  Bingo,  Inc.
5.     Starkville  Bingo,  Inc.


SOUTH  CAROLINA  CORPORATIONS
-----------------------------

1.     Columbia  One  Corp.
2.     Concessions  Corp.
3.     Dabber's  Bingo,  Inc.
4.     Darlington  Music  Co.,  Inc.
5.     Gamecock  Promotions,  Inc.
6.     Gold  Strike,  Inc.
7.     Low  Country  Promotions,  Inc.
8.     MHJ  Corporation
9.     Midlands  Promotions,  Inc.
10.   S.C.  Properties  II,  Inc.

                                    EXHIBIT A
                                    ---------

                                IRREVOCABLE PROXY
                          AMERICAN BINGO & GAMING CORP.

     WHEREAS, the Linda Bussey Irrevocable Trust ("Holder") has previously entered into that certain Settlement Agreement, Compromise of Claims and Mutual Release (the "Settlement Agreement") dated February , 1999, between Holder,
                                                    -----
Gregory Wilson, Sally Stewart Wilson, Linda Bussey, Len Bussey, Barbara Wilson and American Bingo & Gaming Corp., a Delaware corporation ("ABG").

     WHEREAS, as a condition to the Settlement Agreement, Holder granted an irrevocable proxy to ABG's designee with respect to all shares of stock of ABG now owned or hereafter acquired by Holder (the "Holder Shares") for a period of five years, or until all shares of ABG stock owned by Holder are sold pursuant to the terms of the Settlement Agreement.

     WHEREAS, the purpose of this irrevocable proxy is to protect the economic and financial interest of ABG pursuant to the Settlement Agreement, and the matters therein contemplated, by ensuring that the Holder Shares will be voted for the recommendations or proposals of the Board of Directors of ABG at any meeting of the shareholders of ABG.

THIS  PROXY  MAY  NOT  BE REVOKED BY HOLDER PRIOR TO FEBRUARY     , 2004, AND IF
                                                             -----
HOLDER  OWNS  SHARES  OF  ABG  STOCK AT FEBRUARY     , 2004, THEN HOLDER MAY NOT
                                                -----
REVOKE THIS PROXY UNTIL ALL SHARES OF ABG STOCK OWNED BY HOLDER ARE SOLD PURSUANT TO THE TERMS OF THE SETTLEMENT AGREEMENT.

     NOW, THEREFORE, in consideration of the premises, the Holder hereby irrevocably appoints ABG's designee as its attorney and proxy, with full power of substitution, to vote in such manner as such attorney and proxy or his substitute shall in his sole discretion deem proper, and otherwise act with respect to all of the Holder Shares (and any and all other shares or other securities of ABG issued or issuable on or after the date hereof in respect of any options, warrants or rights held by Holder) which the Holder is entitled to vote at any meeting (whether annual or special and whether or not an adjourned meeting) of ABG or otherwise. This proxy is issued in consideration of the Settlement Agreement and the covenants and agreements therein which is accepted hereby and, because coupled with the interest provided thereby, shall be irrevocable to the full extent permitted by law, provided that this proxy will become revocable on February , 2004 if Holder no longer owns any shares of
                              -----
ABG  stock.  If  Holder  owns shares of ABG stock on February     , 2004, Holder
                                                             -----
may not revoke this proxy until all shares of ABG stock owned by Holder are sold pursuant to the terms of the Settlement Agreement. This proxy revokes any other proxy granted by Holder at any time with respect to the Holder Shares. It is expressly understood and agreed that this proxy shall not restrict or prevent the sale of ABG stock by Holder, and further that this proxy shall be extinguished, upon sale, as to all shares sold by Holder, so that all shares sold by Holder are sold with full voting and other shareholder rights being passed to the buyer thereof.

      DATED  this         day  of              ,  1999.
                 ---------        ------------

                              ---------------------------------
                              Linda  Bussey  Irrevocable Trust, by
                              Linda  Bussey, Trustee

                                    EXHIBIT B
                                    ---------

                                IRREVOCABLE PROXY
                          AMERICAN BINGO & GAMING CORP.

     WHEREAS, the undersigned, L. Gregory Wilson ("Holder"), has previously entered into that certain Settlement Agreement, Compromise of Claims and Mutual Release (the "Settlement Agreement") dated February , 1999, between Holder,
                                                    -----
Sally Stewart Wilson, Linda Bussey, the Linda Bussey Irrevocable Trust, Len Bussey, Barbara Wilson and American Bingo & Gaming Corp., a Delaware corporation ("ABG").

     WHEREAS, as a condition to the Settlement Agreement, Holder granted an irrevocable proxy to ABG's designee with respect to all shares of stock of ABG now owned or hereafter acquired by Holder (the "Holder Shares") for a period of five years, or until all shares of ABG stock owned by Holder are sold pursuant to the terms of the Settlement Agreement.

          WHEREAS, the purpose of this irrevocable proxy is to protect the economic and financial interest of ABG pursuant to the Settlement Agreement, and the matters therein contemplated, by ensuring that the Holder Shares will be voted for the recommendations or proposals of the Board of Directors of ABG at any meeting of the shareholders of ABG.

THIS  PROXY  MAY  NOT  BE REVOKED BY HOLDER PRIOR TO FEBRUARY     , 2004, AND IF
                                                             -----
HOLDER  OWNS  SHARES  OF  ABG  STOCK AT FEBRUARY     , 2004, THEN HOLDER MAY NOT
                                                -----
REVOKE THIS PROXY UNTIL ALL SHARES OF ABG STOCK OWNED BY HOLDER ARE SOLD PURSUANT TO THE TERMS OF THE SETTLEMENT AGREEMENT.

     NOW, THEREFORE, in consideration of the premises, the Holder hereby irrevocably appoints ABG's designee as his attorney and proxy, with full power of substitution, to vote in such manner as such attorney and proxy or his substitute shall in his sole discretion deem proper, and otherwise act with respect to all of the Holder Shares (and any and all other shares or other securities of ABG issued or issuable on or after the date hereof in respect of any options, warrants or rights held by Holder) which the Holder is entitled to vote at any meeting (whether annual or special and whether or not an adjourned meeting) of ABG or otherwise. This proxy is issued in consideration of the Settlement Agreement and the covenants and agreements therein which is accepted hereby and, because coupled with the interest provided thereby, shall be irrevocable to the full extent permitted by law, provided that this proxy will become revocable on February , 2004 if Holder no longer owns any shares of
                              -----
ABG  stock.  If  Holder  owns shares of ABG stock on February     , 2004, Holder
                                                             -----
may not revoke this proxy until all shares of ABG stock owned by Holder are sold pursuant to the terms of the Settlement Agreement. This proxy revokes any other proxy granted by Holder at any time with respect to the Holder Shares. It is expressly understood and agreed that this proxy shall not restrict or prevent the sale of ABG stock by Holder, and further that this proxy shall be extinguished, upon sale, as to all shares sold by Holder, so that all shares sold by Holder are sold with full voting and other shareholder rights being passed to the buyer thereof.

      DATED  this         day  of              ,  1999.
                 ---------        ------------

                              ---------------------------------
                              L.  Gregory  Wilson

                                    EXHIBIT C
                                    ---------

                                IRREVOCABLE PROXY
                          AMERICAN BINGO & GAMING CORP.

     WHEREAS, the undersigned, Sally Stewart Wilson ("Holder"), has previously entered into that certain Settlement Agreement, Compromise of Claims and Mutual Release (the "Settlement Agreement") dated February , 1999, between Holder,
                                                    -----
Gregory Wilson, Linda Bussey, the Linda Bussey Irrevocable Trust, Len Bussey, Barbara Wilson and American Bingo & Gaming Corp., a Delaware corporation ("ABG").

     WHEREAS, as a condition to the Settlement Agreement, Holder granted an irrevocable proxy to ABG's designee with respect to all shares of stock of ABG now owned or hereafter acquired by Holder (the "Holder Shares") for a period of five years, or until all shares of ABG stock owned by Holder are sold pursuant to the terms of the Settlement Agreement.

          WHEREAS, the purpose of this irrevocable proxy is to protect the economic and financial interest of ABG pursuant to the Settlement Agreement, and the matters therein contemplated, by ensuring that the Holder Shares will be voted for the recommendations or proposals of the Board of Directors of ABG at any meeting of the shareholders of ABG.

THIS  PROXY  MAY  NOT  BE REVOKED BY HOLDER PRIOR TO FEBRUARY     , 2004, AND IF
                                                             -----
HOLDER  OWNS  SHARES  OF  ABG  STOCK AT FEBRUARY     , 2004, THEN HOLDER MAY NOT
                                                -----
REVOKE THIS PROXY UNTIL ALL SHARES OF ABG STOCK OWNED BY HOLDER ARE SOLD PURSUANT TO THE TERMS OF THE SETTLEMENT AGREEMENT.

     NOW, THEREFORE, in consideration of the premises, the Holder hereby irrevocably appoints ABG's designee as her attorney and proxy, with full power of substitution, to vote in such manner as such attorney and proxy or his substitute shall in his sole discretion deem proper, and otherwise act with respect to all of the Holder Shares (and any and all other shares or other securities of ABG issued or issuable on or after the date hereof in respect of any options, warrants or rights held by Holder) which the Holder is entitled to vote at any meeting (whether annual or special and whether or not an adjourned meeting) of ABG or otherwise. This proxy is issued in consideration of the Settlement Agreement and the covenants and agreements therein which is accepted hereby and, because coupled with the interest provided thereby, shall be irrevocable to the full extent permitted by law, provided that this proxy will become revocable on February , 2004 if Holder no longer owns any shares of
                              -----
ABG  stock.  If  Holder  owns shares of ABG stock on February     , 2004, Holder
                                                             -----
may not revoke this proxy until all shares of ABG stock owned by Holder are sold pursuant to the terms of the Settlement Agreement. This proxy revokes any other proxy granted by Holder at any time with respect to the Holder Shares. It is expressly understood and agreed that this proxy shall not restrict or prevent the sale of ABG stock by Holder, and further that this proxy shall be extinguished, upon sale, as to all shares sold by Holder, so that all shares sold by Holder are sold with full voting and other shareholder rights being passed to the buyer thereof.


      DATED  this         day  of              ,  1999.
                 ---------        ------------

                              ---------------------------------
                              Sally  Stewart  Wilson

                                    EXHIBIT D
                                    ---------

STATE  OF  SOUTH  CAROLINA     )
                               )     SEVERANCE  AGREEMENT
COUNTY  OF  LEXINGTON          )


     This  Severance  Agreement  is made and entered into this 24th day of July,
                                                               ----
1998, between L. Gregory Wilson (hereinafter Wilson), and American Bingo & Gaming Corp. (hereinafter "ABG");
     WHEREAS, Wilson desires to tender his resignations as Director of ABG and as an employee of ABG effective immediately;
     WHEREAS,  ABG  wishes  to  accept  the  resignations  of  Wilson;
     NOW, THEREFORE, in consideration of the mutual promises contained herein and the terms set forth below, the parties agree as follows:
     1. Wilson hereby resigns from his positions as an officer, employee and member of the Board of Directors of ABG and as an officer or director of all ABG subsidiaries and associated companies and from any and all other positions he may hold with ABG or any of its subsidiaries;
     2. Wilson and ABG hereby mutually agree to terminate the Employment Agreement by and between Wilson and ABG dated September 10, 1996, and Wilson further represents and warrants that he has no other employment or severance agreement with ABG which is in any way in effect as of the date hereof;
     3. Wilson agrees to refrain from influencing, attempting to influence, directing or attempting to direct the governance of ABG in any manner whatsoever either directly or indirectly through others acting on his behalf;
     4. Wilson disclaims ownership or beneficial ownership of any shares of ABG other than shares held in his name. With the exception as noted below, Wilson agrees to refrain from selling, pledging, hypothecating, exercising and voting any and all ABG shares, warrants and/or options that Wilson owns directly or beneficially for 1 year following the date of this agreement. Wilson hereby represents that he owns 524,228 shares of ABG. With the exception as noted below, Sally Wilson agrees to refrain from selling, pledging, hypothecating, exercising and voting any and all ABG shares, warrants and/or options that Sally Wilson owns directly or beneficially for one (1) year following the date of this agreement. Sally Wilson hereby represents that she owns 560,417 shares of ABG. Wilson and Sally Wilson agree to provide a general proxy to Andre Hilliou for a period of eleven (11) months authorizing Hilliou to vote the ABG shares of Wilson and Sally Wilson at any and all shareholder meetings of ABG. Notwithstanding the foregoing, Wilson and Sally Wilson shall each have the right to sell the shares which each of them own either directly or beneficially through the NASDAQ Small Cap Market System at a selling price of $6 per share or higher, provided that neither Wilson nor Sally Wilson shall sell more than 25% of the total shares owned by the two of them combined during any 90 day period, subject to all applicable federal and state rules, regulations and statutes, including but not limited to SEC Rule 144.

          Exception: Wilson and / or Sally Wilson in the aggregate may sell ABG common stock each owns up to 2,000 shares per day, so long as such combined total of sales do not exceed 20,000 shares per month.
          There are and will be no other lockups or restraints on the ABG shares, warrants and/or options of Linda Bussey, Barbara Wilson, the Wilson Family Trust or the Linda Bussey Irrevocable Trust except as Provided by law. ABG will waive any company lockup agreement which may exist as to the shares, consistent with applicable law, and will assist in assuring that the shares can be traded.
     5. Wilson agrees to execute the attached Termination of Voting Agreement that will terminate the Voting Agreement dated December 18, 1997, by and between Michael W. Mims, L. Gregory Wilson, George M. Harrison, Jr., Thomas M. Harrison and William W. Harrison;
     6. Wilson agrees that he will not acquire any additional shares of ABG except through the exercise of vested options held by him, either directly or beneficially through others from this date forward.
     7. Wilson agrees to return any and all property of ABG that is in his possession and/or control, including all company vehicles, telephones, credit cards and other items, with the exception of the 1998 Chevrolet Suburban automobile which he has driven for the past eight months, ownership of which will be transferred to him upon his payment of $25,000 to ABG;

     8. ABG agrees to continue Wilson on the existing health insurance plan for a period of eighteen months from the date of execution of this agreement provided that Wilson pays the premium for such health coverage;
     9. ABG agrees that any claims, demands, or causes of action that it now has or discovers in the future for conduct occurring before the date of this agreement against either Wilson, Barbara Wilson or any other member of Wilson's family will be pursued in civil litigation in a court of competent jurisdiction;
     10. Wilson on behalf of himself, his heirs, successors and assigns, hereby releases and discharges ABG and any and all other persons, firms, corporations, associations and law firms from any and every right and all manner of action or actions, cause or causes of action, claims or demands of any kind he now has, or at any time claimed or claims, arising out of Wilson's association with ABG whether as a director, officer, employee or otherwise, except that in the event of civil suit being brought by ABG against Wilson, Barbara Wilson or any other member of Wilson's family, Wilson, on behalf of himself, his heirs, successors and assigns, may assert any counterclaims, cross-actions or other actions which may be available in response to such suit or suits in the absence of this agreement.
     11. This Severance Agreement is governed by the laws of the State of South Carolina;

     12. The parties further agree that any dispute relating to this agreement, including whether the parties have abided by their obligations as agreed to herein, shall be litigated exclusively in the Court of Common Pleas, Eleventh Judicial Circuit, State of South Carolina and the parties hereby agree to submit to that court's jurisdiction.


/s/Charles  R.  Burton                /s/  L.  Gregory  Wilson
----------------------                ------------------------
Witness                                    L.  Gregory  Wilson


/s/Charles  R.  Burton               /s/  Sally  Wilson
----------------------               ------------------
Witness                                   Sally  Wilson


                                      AMERICAN BINGO & GAMING CORP.

                                      /s/Andre  M.  Hilliou
                                      ----------------------
/s/Daniel  J.  Fritze                    Andre Hilliou
----------------------                   President
Witness

                         TERMINATION OF VOTING AGREEMENT

     This  Termination of Voting Agreement (this "Agreement") is made as of this
     day  of                  , 1998, by and between Michael W. Mims, L. Gregory
-----       ------------------
Wilson, George M. Harrison, Jr., Thomas M. Harrison, and William W. Harrison (the "Shareholders"), all of whom are shareholders of American Bingo & Gaming Corp., a corporation organized and existing under the laws of the State of Delaware (the "Company").

     WHEREAS, the Shareholders entered into a Voting Agreement dated as of December 18, 1997 (the "Voting Agreement") related to their agreement to support the nomination of certain persons to the Board of Directors of the Company; and

     WHEREAS,  the  Shareholders  now  desire to terminate the Voting Agreement;

     NOW, THEREFORE, for and in consideration of the agreements made herein, the Shareholders hereby agreed as follows:

     1.     The  Shareholders  hereby  mutually  consent to terminate the Voting
Agreement,  effective  as  of  the  date  of  this  Agreement.

     2.     This  Agreement  may  be  executed  in  multiple  counterparts.

     3. This Agreement shall be for the benefit of and be binding upon the parties hereto and their successors, assigns and personal representatives.

     IN  WITNESS  WHEREOF,  the  Shareholders  have  hereunto  set  their hands.


                                   ------------------------------------
                                   Michael  W.  Mims


                                   ------------------------------------
                                   L.  Gregory  Wilson


                                   ------------------------------------
                                   George  M.  Harrison,  Jr.


                                   ------------------------------------
                                   Thomas  M.  Harrison


                                   ------------------------------------
                                   William  W.  Harrison

                                    EXHIBIT E
                                    ---------


STATE  OF  SOUTH  CAROLINA     )      MUTUAL  RELEASE
                               )            AND
COUNTY  OF  LEXINGTON          )   SETTLEMENT  AGREEMENT


     This  agreement  is  made  this  24th  day of July, 1998, by and between L.
                                      ----         ----
Gregory Wilson (hereinafter Wilson), and American Bingo and Gaming Corp. (hereinafter ABG), and George M. Harrison, Jr., Chairman of the Board of ABG.
     Whereas, ABG has conducted an internal investigation which produced what ABG believed to be credible evidence that L. Gregory Wilson received proceeds from video gaming machines being operated at a facility owned by ABG at 1470 Charleston Highway, West Columbia, South Carolina, and leased to an operator pursuant to an Agreement that ABG receive 80% of net proceeds from the operation of video gaming machines at this facility;
Whereas, George M. Harrison, Jr., on behalf of ABG signed criminal warrants against Wilson alleging breach of trust with fraudulent intent in violation of S.C. Code 16-113-230(A) and bribery in violation of S.C. Code 16-17-540(1), warrant nos. F-607108 and F-607109, dated June 30, 1998).
Whereas, Gregory Wilson has denied the material allegations contained in the warrants and continues to deny same;
Whereas, the parties hereto wish to resolve the charges contained in the separate warrants;
     NOW THEREFORE, in consideration of the mutual promises contained herein and the terms set forth below, the parties agree as follows:
1.     Wilson agrees to pay ABG Five Thousand and 00/100ths ($5,000.00) Dollars;
2. Wilson agrees to resign from all positions held with ABG and its subsidiary companies pursuant to the terms of the Severance Agreement executed herewith;
3. ABG and George Harrison, Jr., Chairman of the Board, hereby agrees to dismiss the pending criminal warrants referenced herein;
4.     ABG  and  George  M. Harrison, Jr. hereby releases and discharges Wilson,
Sally Wilson, Barbara Wilson, Len Bussey and Linda Bussey, from any and every right and all manner of action or actions, cause or causes of action, claims or demands of any kind it now has, or anytime claimed or claimed to have had, regarding the allegations of misappropriation of proceeds from five video game machines placed in the premises known as "The Game Room," located within the American Bingo Facility at 1470 Charleston Highway, West Columbia, South Carolina, between August 28, 1996 and March 6, 1997;
5. Gregory Wilson, for himself, his heirs, successors and assigns, releases and discharges ABG, George M. Harrison, Jr., and all other persons, firms, corporations, associations and law firms, from any and every action or actions, causes or causes of actions, claims or demands of any kind he now has, or at any time claimed or claims, arising out of the execution of the arrest warrants referenced herein and the negotiation and settlement of such charges pursuant to this agreement.

6. It is expressly understood and agreed that this Release contained herein is accepted as being in full accord, satisfaction, in compromise of the disputed claims and that the settlement is not an admission of liability, liability being vigorously disputed, but is made for the purpose of terminating all claims, pending or proposed, by and between Wilson and ABG, its officers and directors, including Harrison, with respect to the allegations in the arrest warrants and the execution of those warrants.
7. The parties agree that the terms of this agreement shall remain confidential between the parties with the exception of required disclosures or reporting to the SEC.

WITNESSES:

/s/Charles  R.  Burton          /s/L.  Gregory  Wilson
----------------------          ----------------------
                                   L.  GREGORY  WILSON


                                AMERICAN  BINGO  AND  GAMING  CORP.

/s/Daniel  J.  Fritze           /s/  Andre  M.  Hilliou
---------------------           -----------------------
                                By:  ANDRE HILLIOU
                                ITS  PRESIDENT

/s/Daniel  J.  Fritze          /s/  George  M.  Harrison,  Jr.
---------------------          -------------------------------
                                    GEORGE  M.  HARRISON,  JR.
                                    CHAIRMAN  OF  THE  BOARD